EXHIBIT 32.2

                   CERTIFICATION PURSUANT TO RULE 13A-14(b) OR
                     RULE 15D-14(b) AND 18 U.S.C. SEC.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Endovasc, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. Dwight Cantrell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 17, 2004                     By:  /s/ M. Dwight Cantrell
                                                  ----------------------
                                                  M. Dwight Cantrell
                                                  Chief Financial Officer





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